Commitments and Contingencies	6 Months Ended
Mar. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 12 — COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company is subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of operations or liquidity. As of March 31, 2024 and September 30, 2023 the Company had no material outstanding litigations.

Commitments

The Company had various outstanding bank loans (details refer to Note 8) and non-cancellable operating lease agreements (details refer to Note 7).

On December 25, 2023, the Company’s subsidiary Zhouzhi Culture signed an agreement to provide guarantee for a third party’s lease agreement. The guarantee will expire on March 31, 2025.